UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549

                                FORM 8-K/A

                             AMENDMENT No. 1

                                   TO

                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): March 11, 2005



                         EXCEL TECHNOLOGY, INC.

         (Exact name of Registrant as specified in Charter)


          Delaware                    0-19306            11-2780242
(State or other jurisdiction of    (Commission         (I.R.S. Employer
         Incorporation)            File Number)      Identification No.)


                 41 Research Way, E. Setauket, NY 11733
          ..................................................
          (Address of Principal Executive Offices) (zip code)

   Registrant's Telephone Number, including area code:  (631)-784-6175
                                                        ..............

                             Not applicable
      ............................................................
      (Former name or former address, if changed since last report)



     This 8-K/A filing amends the Form 8-K filed on March 14, 2005.  Item
1.01 is hereby amended to state as follows:

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 11, 2005, Excel Technology, Inc. (the "Company") amended its employment agreement with J. Donald Hill, the Company's Chairman, to extend the term of the agreement to October 9, 2007 and to provide for a severance payment in the event of Mr. Hill's voluntary resignation on account of a Change of Control. The severance payment shall be entitled to a payment of $1,000,000 plus a gross-up of any excise tax payable by Mr. Hill with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code.


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EXCEL TECHNOLOGY, INC.


Date: March 21, 2005
                                           By:/s/ Alice Varisano
                                              ......................
                                              Alice Varisano,
                                              Chief Financial Officer